Exhibit 10.15d

AMENDMENT NO. 3 TO EIGHTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 3 to EIGHTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 29, 2020, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), the Purchasers and Purchaser Agents signatories hereto, and BANK OF MONTREAL, as the agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Eighth Amended and Restated Receivables Purchase Agreement dated as of December 18, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 6.1 of the Agreement, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is hereby amended as follows:
2.1.    The definition of “KAR Credit Facility” in Exhibit I to the Agreement is hereby amended to read as follows:
“KAR Credit Facility” means that certain Amended and Restated Credit Agreement, originally dated as of March 11, 2014, as amended by the Incremental Commitment Agreement and First Amendment, dated as of March 9, 2016, as amended by the Incremental Commitment Agreement and Second Amendment, dated as of May 31, 2017, as amended by the Third Amendment, dated as of September 19, 2019, and as amended by the Fourth Amendment, dated as of May 28, 2020 (the “Fourth Amendment to KAR Credit Facility”), by and among KAR, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.
2.2    The definition of “KAR Financial Covenant” in Exhibit I to the Agreement is hereby amended to read as follows:

“KAR Financial Covenant” means the financial condition covenant set forth in Section 8.1 of the KAR Credit Facility. Such covenant (including all defined terms incorporated therein) will survive the termination of the KAR Credit Facility and can only be amended, modified, added or terminated from time to time with the prior written consent of the Majority Purchasers; provided, however, that as long as KAR’s senior secured debt shall be rated at least “BBB- (stable)” by S&P and at least “Baa3 (stable)” by Moody’s, the financial covenant will conform with the financial covenants required by KAR’s Credit Facility or any replacement facility without the consent of the Majority Purchasers.
2.3    Each of the parties hereto agrees that any Receivable which complies with Schedule II – Customer Relief Plan Extension hereto (subject to the requirements specified in such schedule) shall constitute an Eligible Receivable notwithstanding that such Receivable (x) does not comply with clauses (n) or (o) of the definition of Eligible Receivable or (y) would otherwise constitute a Receivable described in clause (viii) of the definition of Special Concentration Percentage, in each case, solely to the extent such Receivable participates in such Customer Relief Plan Extension.
3.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
4.    No Concurrent Rating Agency Confirmation. The parties hereto acknowledge and agree that, notwithstanding Section 6.1 of the Agreement, the Amendment is being executed and will be effective without prior or concurrent receipt of written confirmation by Moody’s that this Amendment shall not cause its rating on the Agreement to be downgraded or withdrawn. The anticipation is that Moody’s will review this Amendment and provide its rating evaluation thereof after the date hereof.
5.    Effectiveness. This Amendment shall become effective upon the receipt by (i) the Agent of each of the counterparts of this Amendment executed by each of the parties hereto and (ii) the Purchaser Agents of the amendment fee payable each such Purchaser Agent pursuant to that separate amendment fee letter dated as of the date hereof.

6.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
10.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior Vice President Finance, Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer
By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior Vice President Finance, Treasurer

AFC Amendment No. 3 to Eighth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser
By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser
Agent for Fairway Finance Company, LLC and Bank of Montreal
By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC Amendment No. 3 to Eighth A&R RPA

BANK OF MONTREAL, as Agent

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

BANK OF MONTREAL, as Purchaser

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

AFC Amendment No. 3 to Eighth A&R RPA

ROYAL BANK OF CANADA, as Purchaser Agent for Thunder Bay Funding, LLC
By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By: /s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Purchaser

By: Royal Bank of Canada,
its attorney-in-fact

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By: /s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

TRUIST BANK, successor by merger to SunTrust Bank, as Purchaser and as Purchaser Agent for itself

By: /s/ John Malone
Name: John Malone
Title: Senior VP

AFC Amendment No. 3 to Eighth A&R RPA

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Purchaser and as Purchaser Agent for itself

By: /s/ Andrew Cantillon
Name: Andrew Cantillon
Title: Associate

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC

By: /s Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-
fact

By: /s Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & CFO

AFC Amendment No. 3 to Eighth A&R RPA

Schedule II- Customer Relief Plan1 Extension

Effective June 1, 2020, any vehicles floored on or prior to March 18, 2020 and due for curtailment from June 1, 2020 through June 30, 2020 may be curtailed with the payment for principal, fees, and interest deferred until each customer’s first contracted curtailment following June 30, 2020 (all deferred amounts will be due on such Curtailment Date).

The following guidelines are in place:

•    Dealers will have the ability to make a payment against principal if they so choose

•    Sold units are still required to be paid according to current policy

•    Units floored after March 18, 2020 or that are currently past due are not eligible

•	Any vehicles being requested for additional curtailments outside of contracted terms will require Regional Director approval

• No fees, including curtailment fees, are being waived

•    Dealers will not be eligible if:
o    they have sold out of trust (SOT) units;
o    they have repo units; or
o    if AFC has taken legal action against them

________________
1 Previously referred to as the Curtailment Deferral Plan